ITUS CORPORATION

Nasdaq: ITUS

May 2017

ITUS

FORWARD LOOKING STATEMENT

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are not statements of historical facts, but rather reflect ITUS's current expectations concerning future events and results. We generally use the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “will” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in “Item 1A – Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended October 31, 2016 as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward looking statements speak only as of the date as of which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation.

BENEFITS OF EARLY DETECTION


5 Year Survival Rates
99
91
92
100
90
26
16
28
28
13
100
75
50
25
0
Breast Cancer
Cervical Cancer
Ovarian Cancer
Prostate Cancer
Colon Cancer
Late Stage Diagnosis
Early Stage Diagnosis

Source: American Cancer Society

ITUS

NON-INVASIVE CANCER TESTING (LIQUID BIOPSY)


$1.1 Billion
Predisposition Testing
$15 Billion
Diagnosis
$1.7 Billion
Therapy Selection
$5.0 Billion
Treatment Monitoring
$6.9 Billion
Recurrence Testing

Sources: Piper Jaffray - The 2015 Liquid Biopsy Report
Modor intelligence: Global Genetic Testing Market (2017 - 2022)

ITUS

EFFECTIVE CANCER DIAGNOSTIC

Accurate	High Sensitivity (Detect early stage)
Reliable	High Specificity (Low False Positives)
Easy	Non-invasive, low pain, convenient Low risk of complications
Cost Effective	Affordable (Reimbursable)

ITUS

PROBLEMS WITH CANCER SCREENING TESTS

	Low Dose CT (Lung Cancer)	*PSA (ProstateCancer)*	*Mammogram (Breast Cancer)*	*Colonoscopy (Colon Cancer)*
Accurate	✔	✘	✔	✔
Reliable	✘	✘	✘	✔
Easy	✘	✔	✘	✘
Cost Effective	✘	✔	✘	✘

ITUS

Cchek™

Early Cancer Detection

ITUS

IMMUNE RESPONSE TO CANCER


MYELOID CELLS
LYMPHOCYTES
MAST
MACROPHAGE
DENDRITIC
M1
M2
MDSC
NK
TH 1
TH 2
T-reg
TC
B
Cancer-Associated Fibroblast
PROMOTOR
INHIBITOR

- It is well known that malignancies induce a strong immune response
- The Tumor Micro-Environment consists of cancer cells as well as immune cells including T-cells, NK cells, B- cells, Monocytes, Dendritic cells, etc.
- The interaction between cancer cells and immune cells, and in particular the immuno-suppressive impact of cancer cells on immune cells has been the subject of research

ITUS

MYELOID DERIVED SUPPRESSOR CELLS - MDSC'S



Bone marrow
Dendritic cell
New blood vessels
MDSC
NK cell
Macrophage
Treg
Tumor

- Myeloid Cells emanate from progenitor stem cells in bone marrow and include cells such as Monocytes, Macrophages, Eosinophils, Neutrophils

- MDSCs are immature Myeloid Cells whose development is inhibited by the cancer and which are corrupted to suppress, general immune and T-cell function

- A correlation exits between the concentration of MDSCs and tumor development and prognosis

ITUS

CANCER DETECTION TECHNOLOGY



- By using proprietary protocols, ITUS has been able to detect diagnostic subsets of MDSCs and other immune cells in the peripheral blood of cancer patients

- ITUS has detected MDSCs at various stages and types of cancers, including stage 1

- By using subsets of MDSCs and other immune cells as biomarkers, ITUS has been able to accurately distinguish blood samples from cancer patients and blood samples from healthy patients

ITUS

Assay Development



Single Tube
Whole Blood


PBMCs

Blood Separation via Density
Centrifugation



Fluorescent Cell
Surface Markers
(Proprietary Formula)



Flow Cytometry


Flow Cytometry

Cell Counting
Sorting


Flow Stream
Flow Stream

Lazer Impedance
Biomarker Detection


CD45(+)
Leukocytes
Side scatter (SSC)
CD45 - AmCyan
CD14(+)
Monocytes
CD15(+)
Neutrophils
CD14(-)CD15(-)
Leukocytes
CD14 – Pacific Blue
CD15 - APC
CD3(+)
T-lymphocytes
CD19(+)
B-lymphocytes
CD3 – APC Cy7
CD19 – Alexa Fluor 700
CD4(+)
T-lymphocytes
CD8(+)
T-lymphocytes
CD4 – PerCp Cy5.5
CD8 – PE Cy7

Data Processing via Proprietary Auto-Gating Software

MDSCs
+
Other Immune Cell Populations



Proprietary Neural Network



Healthy



Cancer

ITUS

CLINICAL VALIDATION


Sensitivity
Specificity
Cchek-Sensitivity
Cchek-Specificity
100%
75%
50%
25%
0%
93%
73%
35%
63%
68%
75%
91%
91%
LDCT
PSA
Mammogram
Cchek

Cchek results tested in an unblinded manner and based on 54 samples from patients with 14 types and varying stages of cancer and 34 healthy patients. Testing did not include benign conditions.

ITUS

WORLDWIDE CANCER INCIDENCES


Lung
13%
Breast
12%
Colon
10%
Prostate
8%
Liver
6%
Stom
7%
Other
44%

ITUS

CANCER TYPES VALIDATED

- Lung
- Breast
- Colon
- Prostate
- Liver
- Ovarian
- Melanoma
- Osteosarcoma
- Leiomy-Sarcoma
- Appendiceal
- Pancreatic
- Thyroid
- Liposarcoma
- Vulvar
- Uterine/Endo.

Total Cancers 341

15

Normals 172

Patient pre-treatment and post-treatment samples tested unblind, and with varying protocols.

ITUS

POTENTIAL MARKETS

Screening	Testing for asymptomatic adults
Confirmatory Testing	Verification for Mammogram, PSA, Chest X-ray
Treatment Monitoring	Effectiveness of chemotherapy, radiation, and other treatments
Recurrence Testing	Allows frequent recurrence monitoring

BREAST CANCER

Screening → Confirm. Testing → Biopsy → Diagnosis



40 million



4.4 million



1.3 million



165,000

1.1 million unnecessary needle biopsies

$3.7 Billion wasted

BREAST CANCER


Screening
Confirm. Testing
Biopsy
Diagnosis
40 million
4.4 million
200,000
165,000

1.1 Million fewer needle biopsies

$220 Million Revenue

PROSTATE CANCER


Screening
Biopsy
Diagnosis ?
DRE (Digital Rectal Exam)
30 million
PSA (Prostate-Specific Antigen)
1.0 million
161,360

840,000 unnecessary prostate biopsies

$2.9 Billion wasted

PROSTATE CANCER

Screening → Confirm. Testing → Biopsy → Diagnosis



DRE (Digital Rectal Exam)

30 million



PSA (Prostate-Specific Antigen)





300,000



161,360

700,000 fewer prostate biopsies

$140 Million Revenue

COLLABORATIONS

MD Anderson ~~Cancer~~ Network™

University of Pennsylvania Abramson Cancer Center

Virtua

Christiana Care Health System

The Wistar Institute

Delaware Valley Urology DVU

ITUS

SCIENTIFIC ADVISORS

Dr. Arnold Baskies

Chairman - American Cancer Society

Dr. Dimitry Gabrilovich

Renowned expert Tumor Derived Myeloid Cells

Dr. Michael Shepard

Lead Scientist at Genentech - Herceptin

ITUS

ITUS - EXECUTIVE MANAGEMENT

Amit Kumar, Ph.D - Executive Chairman, Inventor of Cchek™

A.B. Occidental College, Ph. D. Caltech, Post-Doc. Harvard
Former CEO - CombiMatrix Corporation
Frequent board member and advisor to investment funds, venture capital firms, and Fortune 500 companies.

Robert Berman - President and Chief Executive Officer, Director

B.S. University of Pennsylvania Wharton School, J.D. Northwestern University Law School
Former Chief Operating Officer and General Counsel - Acacia Research Corporation
On air guest and author - Cancer and cancer diagnostics - FOX News, Forbes, Oncazine

Michael Catelani - Chief Financial Officer

B.S. Sacramento State, M.B.A. University of California, Davis
Former Co-founder, President, Chief Financial Officer - Tacere Therapeutics, Inc.
Former Chief Financial Officer - Benetic Biopharma Limited

John Roop - Senior Vice President, Engineering

B.S. University of California, Berkley
Co-founder StarSight Telecast
Silicon Valley design engineer

ITUS

NEXT STEPS

Refine Protocols

Refine Artificial Intelligence

Cross-reactivity and Benign Conditions

Announce First Commercial Product

Pre-Clinical Trial

Regulatory Standardization

Clinical Trial

Seek Regulatory Approval

ITUS

ITUS - FINANCIAL HIGHLIGHTS
(as of May 26, 2017)

Cash on Hand	$8.1M
Monthly Burn	$350K
Debt	$3.0M
Market Cap	$14M
52 Week Range	$.86 - $6.82
Shares Outstanding	15.1M
Non-Affiliated Float	14.4M

ITUS

CORPORATION

Focused on Innovation